Independent Auditors' Consent



To the Shareholders and Board of Directors of Travelers Series Fund Inc.:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Travelers Series Fund, Inc. (the "Funds"), in this Prospectus and Statement of Additional Information, of our report dated December 11, 2000, on the statement of assets and liabilities as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the periods described below. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings
"Financial Highlights" in the Prospectus and "Independent
Auditors" in the Statement of Additional Information.


Portfolios

Smith Barney Pacific Basin Portfolio
	Statement of Changes in Net Assets		Two years ended
October 31, 2000
	Financial Highlights			Five years ended
October 31, 2000

Smith Barney International All Cap Growth Portfolio
	Statement of Changes in Net Assets		Two years ended
October 31, 2000
	Financial Highlights		Five years ended October 31, 2000

Smith Barney Large Cap Value Portfolio
	Statement of Changes in Net Assets		Two years ended
October 31, 2000
	Financial Highlights		 		Five years ended
October 31, 2000

Smith Barney Large Capitalization Growth Portfolio
	Statement of Changes in Net Assets		Two years ended
October 31, 2000
	Financial Highlights				Two years ended
October 31, 2000 and  period from May 1,
1998 (commencement of operations) to
October 31, 1998

Smith Barney Aggressive Growth Portfolio
	Statement of Changes in Net Assets		Year ended
October 31, 2000
	Financial Highlights				Year ended
October 31, 2000

Smith Barney Mid Cap Portfolio
	Statement of Changes in Net Assets		Year ended
October 31, 2000
	Financial Highlights				Year ended
October 31, 2000

Alliance Growth Portfolio
	Statement of Changes in Net Assets		Two years ended
October 31, 2000
	Financial Highlights				Five years ended
October 31, 2000


AIM Capital Appreciation Portfolio
	Statement of Changes in Net Assets	Two years ended
October 31, 2000
	Financial Highlights			Five years ended
October 31, 2000

Van Kampen Enterprise Portfolio
	Statement of Changes in Net Assets	Two years ended
October 31, 2000
	Financial Highlights			Five years ended
October 31, 2000

MFS Total Return Portfolio
	Statement of Changes in Net Assets	Two years ended
October 31, 2000
	Financial Highlights			Five years ended
October 31, 2000

Salomon Brother Global High Yield Portfolio
	Statement of Changes in Net Assets	Two years ended
October 31, 2000
	Financial Highlights			Five years ended
October 31, 2000

Travelers Managed Income Portfolio
	Statement of Changes in Net Assets	Two years ended
October 31, 2000
	Financial Highlights			Five years ended
October 31, 2000

Putnam Diversified Income Portfolio
	Statement of Changes in Net Assets	Two years ended
October 31, 2000
	Financial Highlights			Five years ended
October 31, 2000

Smith Barney High Income Portfolio
	Statement of Changes in Net Assets	Two years ended
October 31, 2000
	Financial Highlights			Five years ended
October 31, 2000

Smith Barney Money Market Portfolio
	Statement of Changes in Net Assets	Two years ended
October 31, 2000
	Financial Highlights			Five years ended
October 31, 2000




KPMG LLP

New York, New York
February 26, 2001